UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06200

Schwab Investments – Schwab Global Real Estate Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Investments – Schwab Global Real Estate Fund

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: February 29, 2016

Item 1: Report(s) to Shareholders.

Annual report dated February 29, 2016, enclosed.
Schwab Global Real Estate Fund™

This wrapper is not part of the shareholder report.

Schwab Global Real Estate Fund
Annual Report
February 29, 2016

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Returns for the 12 Months Ended February 29, 2016
Schwab Global Real Estate Fund (Ticker Symbol: SWASX)	-6.04%
FTSE EPRA/NAREIT Global Index (Net)*	-9.38%
Fund Category: Morningstar Global Real Estate	-9.81%
Performance Details	pages 6-7

Minimum Initial Investment[1]	$100
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance quoted would be lower.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
Index ownership—“FTSE®” is trademark of the London Stock Exchange plc (the Exchange) and is used by the fund under license. The Schwab Global Real Estate Fund is not sponsored, endorsed, sold or promoted by the Exchange, and the Exchange does not make any representation regarding the advisability of investing in shares of the fund.
*	The total return cited for the index is calculated net of foreign withholding taxes.
[1]	Please see the fund's prospectus for further detail and eligibility requirements.
Schwab Global Real Estate Fund1

From the President
Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.
Dear Shareholder,
Over the past year, a series of notable events affected many investments, both in the U.S. and abroad. China’s economic deceleration, falling oil prices, and the Federal Reserve’s move to raise interest rates were among several major factors that impacted the investment environment over the past year. Global real estate was not immune to these events. For the 12-month period ended February 29, 2016, these economic headwinds weighed on the holdings of the Schwab Global Real Estate Fund, though the fund outperformed its benchmark index.
Real estate investments can be a valuable addition to an investor’s portfolio, as they can complement traditional assets such as stocks and bonds. This is because of what’s known as their “low correlation.” An asset with a low correlation to other investments in a shareholder’s portfolio can reduce overall portfolio risk and increase returns while dampening volatility. While the prices of real estate and stocks have moved in closer harmony over the past year, this is the exception and not the norm. Residential real estate prices in the U.S. offer a case in point: Home prices rose in 14 of the 15 past U.S. equity bear markets.
If U.S. real estate funds provide a degree of portfolio diversification, globally-oriented real estate funds take it a step further by spreading risk among a host of global real estate markets. This approach makes fund holdings less susceptible to single factors, since their prices depend in part on local demand. A global orientation also grants access to markets that are
Asset Class Performance Comparison % returns during the 12 months ended 2/29/2016

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
2Schwab Global Real Estate Fund

From the President continued

For the 12-month period ended February 29, 2016, these economic headwinds weighed on the holdings of the Schwab Global Real Estate Fund, though the fund outperformed its benchmark index.

developing more rapidly than others. This is an important consideration, given that developed markets are contributing less to global gross domestic product than they have in the past.
At Charles Schwab Investment Management, our goal is to provide foundational products with consistent performance that enable investors to build diversified portfolios. The Schwab Global Real Estate Fund represents an important part of our product line-up and offers shareholders exposure to global real estate securities in regions such as Asia, Europe, and the Americas. Using proprietary research, the fund provides exposure to a range of real estate securities including real estate investment trusts and real estate operating companies. This approach is one reason why the fund can complement traditional assets such as stocks and bonds, and has been able to outperform its benchmark over the most recent three-year period.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Global Real Estate Fund, please continue reading this report or visit our website at www.csimfunds.com. We are also happy to hear from you at 1-800-435-4000.
Sincerely,

Schwab Global Real Estate Fund3

The Investment Environment
Over the 12-month reporting period ended February 29, 2016, many markets generated negative returns as heightened volatility continued around the globe. Low and sub-zero interest rates, stalling global economic growth, and sharp selloffs in oil and commodities were large drivers of markets fluctuations, where volatility has become the new normal.
The S&P 500® Index, a bellwether for the overall U.S. stock market, returned -6.19% for the reporting period. Outside the U.S., the MSCI EAFE Index (Net), a broad measure of developed international equity performance, and the MSCI Emerging Markets (Net) Index, returned -15.18% and -23.41%, respectively. In general, real estate securities also generated negative returns, but fared better than equities overall. The Dow Jones U.S. Select REIT Index returned -3.32% for the reporting period, and the FTSE EPRA/NAREIT Global Index (Net), representing general trends in eligible real estate securities worldwide, returned -9.38%.
In the U.S., speculation surrounding a potential rise in short-term interest rates was a significant contributor to investor uncertainty during 2015. After leaving rates in the target range of 0.00% to 0.25% at both its September and October meetings, the Federal Reserve (the Fed) raised the federal funds rate to a range of 0.25% to 0.50% in December. Though inflation remained below the target of 2%, the Fed cited strengthening economic indicators and expanding economic activity as support for this rate increase. Concerns about when a rate hike would occur, as well as the timing of subsequent rate hikes, weighed on U.S. real estate securities in the first part of the reporting period. Many investors feared this rate increase would cause borrowing costs to rise significantly for both residential and commercial real estate. However, many real estate securities were able to rally slightly in early 2016 as the likelihood of additional interest rate hikes in the near future decreased.
As the U.S. took additional steps toward a tighter monetary policy, many other central banks, including the People’s Bank of China, the European Central Bank (the ECB), and the Bank of Japan, took the opposite approach and increased their accommodative policy measures. This divergence in monetary policies between the Fed and central banks outside the U.S. supported a strong U.S. dollar, which weighed heavily on many international stocks by reducing returns in U.S. dollar terms. And though U.S. economic growth remained unsteady by some standards, these policy differences also highlighted the relative strength of the U.S. economy compared to other economies around the world.
With weak global growth, most real estate securities lost ground over the reporting period. In Brazil, high inflation and unemployment negatively affected consumer confidence, leading to significant declines in property prices. In Europe, the ECB’s new easy monetary measures fell short of expectations and did little to support eurozone real estate securities, while rising property prices in the United Kingdom were overshadowed by the threat of departure from the European Union. Most markets, not just those in Asia, were negatively affected by China’s decelerating economy and currency devaluation in August, and volatility continued as a result.
In the U.S. REIT market, Hotel & Resort REITs had the worst returns in the Dow Jones U.S. Select REIT Index. This was largely due to a strong U.S. dollar, new supply, and competition from hotel alternatives, such as Airbnb (a community marketplace where individuals can list, discover, and book unique accommodations around the world). In comparison, Specialized REITs generated one of the best performances of the REIT sub-industries, driven by double-digit returns for self-storage REITs. As new construction of self-storage facilities has been fairly limited since the financial crisis, there have been few new entrants to the industry. This lack of competition has also allowed rents and occupancy rates to rise, contributing to a favorable environment for self-storage REITs. Even in a slowly growing economy with heightened market volatility, self-storage REITs experienced steady demand and were able to outperform the broader market.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
4Schwab Global Real Estate Fund

Fund Management
Jonas Svallin, CFA Vice President and Head of Active Equity Products, has overall responsibility for all aspects of the management of the fund and leads the Active Equity portfolio management and research team. Prior to joining CSIM in 2012, Mr. Svallin spent nearly three years as a partner and a director of quantitative analytics and research at Fiduciary Research & Consulting, where he provided oversight of quantitative analytics and risk management efforts. From 2003 until 2009, Mr. Svallin was a principal and head portfolio manager at Algert Coldiron Investors (ACI). Prior to joining ACI, Mr. Svallin worked as a quantitative research associate at RCM Capital Management and a senior consultant at FactSet Research Systems.

Wei Li, Ph.D., CFA Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Ms. Li spent more than ten years at BlackRock, Inc. (formerly Barclays Global Investors), where she held a number of positions. From 2001 to 2009, she worked in various roles in the Global Advanced Active group, including portfolio management and quantitative research for both U.S. and international equity markets. After 2009, she worked in the defined contribution research and product development area for almost two years.
Schwab Global Real Estate Fund5

Schwab Global Real Estate Fund
The Schwab Global Real Estate Fund (the fund) seeks capital growth and income consistent with prudent investment management. Under normal circumstances, the fund invests at least 80% of its net assets in securities of U.S. and non-U.S. real estate companies and of companies related to the real estate industry. The fund invests globally, and as of the end of the report period, held securities in 27 countries. For more information on the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Global real estate securities generated negative returns in U.S. dollar terms over the reporting period. Concerns about China’s decelerating economy, falling energy and commodity prices, and weak global economic growth added to market volatility and weighed on performance. Poland was the only country in the index to generate positive returns, with Polish developers selling a record number of homes and an increase in new housing construction. Emerging market real estate securities were the biggest laggards, as India, Egypt, and Brazil generated double-digit losses in U.S. dollar terms. Real estate securities in the U.S. faced pressure from the long-awaited Federal Reserve rate hike, though strong fundamentals helped U.S. real estate securities outperform those of most other countries in the index. As the U.S. dollar remained strong compared to many international currencies, returns on overseas investments were generally reduced in U.S. dollar terms.
Performance. The fund returned -6.04% for the 12-month reporting period ended February 29, 2016, outperforming the -9.38% return of the FTSE EPRA/NAREIT Global Index (Net) (the comparative index), which the fund uses for performance comparisons.
Positioning and Strategies. Stock selection strategies played a key role in the fund’s outperformance of the comparative index. The fund remained more heavily invested in U.S. real estate securities than in securities from any other country, and the decision to overweight stocks with strong fundamentals and earnings momentum in North America and Asia helped to mitigate negative performances in Hong Kong and the United Kingdom.
Land Securities Group plc, a United Kingdom-based real estate investment trust, was among the biggest detractors from the total return of the fund. Many of Land Securities Group plc’s investments were hurt by the uncertainty caused by threats of a British exit from the European Union, and as a result, the fund’s holdings of Land Securities Group plc returned approximately -26% for the reporting period. The fund’s overweight to Hong Kong, relative to the index, was one of the biggest detriments to the fund’s total return. Real estate securities from Hong Kong were hurt by mainland China’s economic slowdown, and Hang Lung Properties, Ltd., a Hong Kong-based property developer, was hit especially hard by these market conditions. In January, Hang Lung Properties, Ltd. cut their final dividend for the first time in 16 years as weak property sales and falling retail sales weighed on performance. Reflecting these conditions, the fund’s holdings of Hang Lung Properties, Ltd. returned approximately -36% for the 12-month reporting period.
In contrast, CoreSite Realty Corporation, an integrated, self-administered, and self-managed REIT, was among the largest contributors to the total return of the fund. Strong fundamentals, combined with rising rents and limited supply, helped CoreSite Realty Corporation exceed fourth quarter 2015 expectations for both earnings per share and revenue. As a result, the fund’s holdings of CoreSite Realty Corporation returned approximately 41% for the reporting period. Overall, real estate securities from the U.S. contributed the most to total return amid strong fundamentals and a relatively strong U.S. economy. The large average weight of U.S. real estate securities also played a role in this contribution, with these securities comprising approximately 48% of the fund. This weighting was in line with that of the index, but favorable stock selection within the U.S. worked out well and enhanced the fund’s relative performance.
As of 02/29/16:
Statistics
Number of Holdings	141
Weighted Average Market Cap (millions)	$10,965
Price/Earnings Ratio (P/E)	13.4
Price/Book Ratio (P/B)	1.3
Portfolio Turnover Rate	91%
Industry Weightings % of Investments
Retail REITs	20.8%
Diversified REITs	10.7%
Diversified Real Estate Activities	10.4%
Residential REITs	10.0%
Real Estate Development	8.5%
Office REITs	8.4%
Specialized REITs	7.0%
Industrial REITs	6.8%
Real Estate Operating Companies	6.0%
Health Care REITs	5.7%
Hotel & Resort REITs	2.9%
Homebuilding	2.0%
Health Care Facilities	0.3%
Hotels, Resorts & Cruise Lines	0.2%
Real Estate Services	0.0% [1]
Short-term Investments	0.3%
Total	100.0%
Top Holdings % of Net Assets[2]
Simon Property Group, Inc.	6.2%
Dexus Property Group	2.4%
Welltower, Inc.	2.3%
Public Storage	2.2%
Equity LifeStyle Properties, Inc.	2.2%
SL Green Realty Corp.	2.1%
Land Securities Group plc	2.0%
First Industrial Realty Trust, Inc.	2.0%
Persimmon plc	1.8%
The Unite Group plc	1.8%
Total	25.0%
Management views and portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
[1]	Amount is less than .05%.
[2]	This list is not a recommendation of any security by the investment adviser.
6Schwab Global Real Estate Fund

Schwab Global Real Estate Fund
Performance and Fund Facts as of 02/29/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
May 31, 2007 – February 29, 2016
Performance of Hypothetical
$10,000 Investment1,3

Average Annual Total Returns1,2,3
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Global Real Estate Fund (5/31/07)	-6.04%	4.53%	0.09%
FTSE EPRA/NAREIT Global Index (Net)[4]	-9.38%	4.65%	N/A
Global Real Estate Spliced Index[5]	-9.38%	4.65%	-0.25%
Fund Category: Morningstar Global Real Estate	-9.81%	4.35%	-0.56%
Fund Expense Ratios6: Net 1.05%; Gross 1.15%

Country Weightings % of Investments
United States	49.2%
Japan	10.6%
Hong Kong	7.6%
United Kingdom	7.3%
Australia	5.2%
Singapore	4.2%
Canada	2.8%
Other Countries	13.1%
Total	100.0%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance quoted would be lower.
For index definitions, please see the Glossary.
Small-company stocks are subject to greater volatility than many other asset classes.
International investing may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
The fund is subject to risks associated with the direct ownership of real estate securities, and an investment in the fund will be closely linked to the performance of the real estate markets.
Index ownership — FTSE is trademark of the London Stock Exchange Group companies (LSEG) and is used by the fund under license. The Schwab Global Real Estate Fund is not sponsored, endorsed, sold or promoted by FTSE nor LSEG, and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the fund.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns may have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund, prior to September 28, 2009, is that of the fund’s former Select Shares.
[4]	The total return cited for the index is calculated net of foreign withholding taxes.
[5]	The Global Real Estate Spliced Index is comprised of the FTSE/EPRA NAREIT Global Index (Gross) from inception of the fund until the close of business on October 31, 2008, and the FTSE/EPRA NAREIT Global Index (Net) from November 1, 2008 (its inception) thereafter.
[6]	As stated in the fund's prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the reporting period, refer to the Financial Highlights section of the financial statements.
Schwab Global Real Estate Fund7

Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2015 and held through February 29, 2016.
Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1] (Annualized)	Beginning Account Value at 9/1/15	Ending Account Value (Net of Expenses) at 2/29/16	Expenses Paid During Period[2] 9/1/15–2/29/16
Schwab Global Real Estate Fund
Actual Return	1.05%	$1,000.00	$ 1,026.10	$5.29
Hypothetical 5% Return	1.05%	$1,000.00	$1,019.68	$5.27
[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 366 days of the fiscal year.
8Schwab Global Real Estate Fund

Schwab Global Real Estate Fund
Financial Statements
Financial Highlights
	3/1/15– 2/29/16	3/1/14– 2/28/15	3/1/13– 2/28/14	3/1/12– 2/28/13	3/1/11– 2/29/12
Per-Share Data
Net asset value at beginning of period	$7.39	$6.78	$6.94	$6.32	$6.69
Income (loss) from investment operations:
Net investment income (loss)	0.13 [1]	0.23	0.13	0.14	0.12
Net realized and unrealized gains (losses)	(0.57)	0.72	(0.03)	0.89	(0.27)
Total from investment operations	(0.44)	0.95	0.10	1.03	(0.15)
Less distributions:
Distributions from net investment income	(0.21)	(0.34)	(0.26)	(0.41)	(0.22)
Net asset value at end of period	$6.74	$7.39	$6.78	$6.94	$6.32
Total return	(6.04%)	14.48%	1.63%	16.64%	(2.13%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross operating expenses	1.14%	1.15%	1.17%	1.16%	1.18%
Net investment income (loss)	1.89%	3.11%	1.90%	1.70%	1.79%
Portfolio turnover rate	91%	77%	98%	128%	120%
Net assets, end of period (x 1,000,000)	$244	$269	$237	$233	$198

Calculated based on the average shares outstanding during the period.
See financial notes    9

Schwab Global Real Estate Fund
Portfolio Holdings  as of February 29, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.5%	Common Stock	235,460,343	242,761,550
0.4%	Short-Term Investments	882,831	882,831
99.9%	Total Investments	236,343,174	243,644,381
0.1%	Other Assets and Liabilities, Net		283,087
100.0%	Net Assets		243,927,468

Security	Number of Shares	Value ($)
Common Stock 99.5% of net assets
Australia 5.1%
Real Estate 5.1%
Abacus Property Group	89,376	184,552
Charter Hall Retail REIT	375,250	1,151,523
Dexus Property Group	1,080,486	5,790,044
Goodman Group	189,161	872,773
Investa Office Fund	61,011	172,363
Mirvac Group	1,367,208	1,779,752
Shopping Centres Australasia Property Group	1,118,108	1,806,708
Vicinity Centres	304,242	673,580
		12,431,295
Austria 0.8%
Real Estate 0.8%
CA Immobilien Anlagen AG *	13,342	226,495
Conwert Immobilien Invest SE *	132,445	1,850,880
		2,077,375
Belgium 0.3%
Real Estate 0.3%
Befimmo S.A.	6,563	366,374
Warehouses De Pauw S.C.A.	2,947	249,323
		615,697
Brazil 0.1%
Consumer Durables & Apparel 0.1%
MRV Engenharia e Participacoes S.A.	125,438	331,124
Security	Number of Shares	Value ($)
Canada 2.8%
Real Estate 2.8%
Canadian Apartment Properties REIT	22,114	468,594
Chartwell Retirement Residences	82,000	785,455
Granite Real Estate Investment Trust	22,800	644,568
H&R Real Estate Investment Trust	226,531	3,144,310
Milestone Apartments Real Estate Investment Trust	7,373	87,735
Smart Real Estate Investment Trust	67,600	1,607,811
		6,738,473
China 1.9%
Real Estate 1.9%
China Resources Land Ltd.	1,582,272	3,773,567
Sino-Ocean Land Holdings Ltd.	2,101,324	918,046
		4,691,613
Finland 0.6%
Real Estate 0.6%
Sponda Oyj	230,929	938,807
Citycon Oyj *	186,761	432,978
		1,371,785
France 1.4%
Real Estate 1.4%
Fonciere Des Regions	987	80,899
Mercialys S.A.	19,245	423,123
Unibail-Rodamco SE	11,304	2,812,460
		3,316,482
Germany 1.2%
Real Estate 1.2%
DIC Asset AG	35,402	296,487
Patrizia Immobilien AG *	90,359	2,119,349
TLG Immobilien AG	23,089	443,528
		2,859,364
Hong Kong 7.6%
Real Estate 7.6%
China Overseas Land & Investment Ltd.	1,002,000	2,974,056
China Overseas Property Holdings Ltd. *	186,000	20,564
CIFI Holdings Group Co., Ltd.	2,890,000	579,488
Fortune REIT	751,300	790,107
Hang Lung Properties Ltd.	2,042,708	3,584,221
Kerry Properties Ltd.	374,500	878,386
Longfor Properties Co., Ltd.	3,318,500	4,073,152
New World Development Co., Ltd.	2,444,287	2,048,472

10    See financial notes

Schwab Global Real Estate Fund
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Sino Land Co., Ltd.	2,139,000	2,968,093
The Link REIT	115,500	650,911
		18,567,450
India 0.1%
Real Estate 0.1%
Housing Development & Infrastructure Ltd. *	263,502	236,097
Indonesia 0.6%
Real Estate 0.6%
PT Pakuwon Jati Tbk	42,749,200	1,462,148
Italy 0.8%
Real Estate 0.8%
Immobiliare Grande Distribuzione S.p.A	1,159,003	924,361
Beni Stabili S.p.A	1,529,156	979,079
		1,903,440
Japan 10.5%
Real Estate 10.5%
Advance Residence Investment Corp.	592	1,426,635
Aeon Mall Co., Ltd.	84,790	1,201,843
AEON REIT Investment Corp.	1,037	1,177,049
Daiwa House Industry Co., Ltd.	56,900	1,557,161
Daiwa Office Investment Corp.	163	1,046,120
Fukuoka REIT Corp.	683	1,175,538
Global One Real Estate Investment Corp.	131	534,976
Heiwa Real Estate REIT, Inc.	690	565,242
Japan Logistics Fund, Inc.	1,413	3,065,737
Kenedix Office Investment Corp.	326	1,892,962
Mitsubishi Estate Co., Ltd.	111,321	2,067,938
Mitsui Fudosan Co., Ltd.	70,500	1,638,233
Mori Trust Sogo REIT, Inc.	517	924,471
Nomura Real Estate Holdings, Inc.	155,700	2,786,893
NTT Urban Development Corp.	148,800	1,451,410
Premier Investment Corp.	1,286	1,617,233
Sumitomo Realty & Development Co., Ltd.	3,500	96,244
Top REIT, Inc.	390	1,505,546
		25,731,231
Mexico 0.1%
Real Estate 0.1%
Macquarie Mexico Real Estate Management S.A. de C.V. *	283,619	357,613
Security	Number of Shares	Value ($)
Netherlands 0.5%
Real Estate 0.5%
Eurocommercial Properties N.V. CVA	7,294	305,219
Wereldhave N.V.	18,921	959,018
		1,264,237
Philippines 0.3%
Real Estate 0.3%
Robinsons Land Corp.	546,100	301,222
Vista Land & Lifescapes, Inc.	4,208,800	390,921
		692,143
Singapore 4.2%
Real Estate 4.2%
Ascendas Real Estate Investment Trust	1,655,000	2,847,480
CapitaLand Ltd.	2,078,100	4,401,089
City Developments Ltd.	105,000	531,346
Mapletree Greater China Commercial Trust	700,900	453,383
Mapletree Industrial Trust	943,500	1,036,390
UOL Group Ltd.	137,100	551,731
Yanlord Land Group Ltd.	609,000	459,207
		10,280,626
South Africa 0.2%
Real Estate 0.2%
Hyprop Investments Ltd.	70,907	463,626
Spain 0.2%
Real Estate 0.2%
Lar Espana Real Estate Socimi S.A.	62,873	551,275
Sweden 1.1%
Consumer Services 0.2%
Pandox AB *	29,716	486,175
Real Estate 0.9%
Fastighets AB Balder, B Shares *	25,198	581,302
Hemfosa Fastigheter AB	92,790	1,026,398
Wihlborgs Fastigheter AB	32,408	638,442
		2,246,142
		2,732,317
Switzerland 1.3%
Real Estate 1.3%
Swiss Prime Site AG - Reg'd *	36,917	3,079,258
Thailand 0.1%
Real Estate 0.1%
LPN Development PCL	749,900	263,086

See financial notes    11

Schwab Global Real Estate Fund
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Turkey 0.6%
Real Estate 0.6%
Is Gayrimenkul Yatirim Ortakligi A/S	2,565,480	1,509,662
United Arab Emirates 0.9%
Real Estate 0.9%
Aldar Properties PJSC	1,661,600	1,125,811
Emaar Properties PJSC	733,626	1,167,157
		2,292,968
United Kingdom 7.3%
Consumer Durables & Apparel 1.9%
Persimmon plc *	148,703	4,494,013
Real Estate 5.4%
Land Securities Group plc	348,765	4,873,412
Safestore Holdings plc	472,741	2,149,207
St. Modwen Properties plc	208,959	950,464
The Unite Group plc	529,652	4,488,167
Workspace Group plc	73,955	742,941
		13,204,191
		17,698,204
United States 48.9%
Real Estate 48.9%
Agree Realty Corp.	66,400	2,460,120
Alexander's, Inc.	1,500	577,245
Apple Hospitality REIT, Inc.	33,169	630,543
AvalonBay Communities, Inc.	12,400	2,128,336
Brixmor Property Group, Inc.	170,293	3,989,965
Care Capital Properties, Inc.	17,031	451,492
CBL & Associates Properties, Inc.	102,202	1,178,389
CoreSite Realty Corp.	55,966	3,607,568
Duke Realty Corp.	65,480	1,354,126
EastGroup Properties, Inc.	15,700	851,411
Empire State Realty Trust, Inc., Class A	206,548	3,238,673
Equity LifeStyle Properties, Inc.	76,547	5,370,537
Equity Residential	45,789	3,410,823
Essex Property Trust, Inc.	1,770	370,426
Extra Space Storage, Inc.	27,911	2,292,889
First Industrial Realty Trust, Inc.	224,412	4,829,346
General Growth Properties, Inc.	28,776	791,915
Getty Realty Corp.	100,844	1,834,352
Gladstone Commercial Corp.	15,000	223,200
HCP, Inc.	97,470	2,883,163
Healthcare Realty Trust, Inc.	113,809	3,301,599
Healthcare Trust of America, Inc., Class A	13,100	364,311
Hersha Hospitality Trust	16,200	326,106
Hospitality Properties Trust	100,000	2,428,000
Kimco Realty Corp.	28,253	755,768
Lexington Realty Trust	83,144	643,535
Liberty Property Trust	31,000	895,280
LTC Properties, Inc.	12,188	541,635
Mack-Cali Realty Corp.	224,205	4,461,679
Security	Number of Shares	Value ($)
Mid-America Apartment Communities, Inc.	39,200	3,525,648
National Health Investors, Inc.	11,848	745,358
National Retail Properties, Inc.	46,100	2,027,478
Post Properties, Inc.	73,393	4,090,192
Prologis, Inc.	47,000	1,807,620
Public Storage	21,900	5,463,831
Ramco-Gershenson Properties Trust	144,004	2,419,267
Regency Centers Corp.	21,424	1,512,106
Retail Opportunity Investments Corp.	47,700	876,726
Saul Centers, Inc.	2,400	117,552
Select Income REIT	75,155	1,549,696
Simon Property Group, Inc.	79,381	15,060,957
SL Green Realty Corp.	56,919	5,019,117
Sovran Self Storage, Inc.	34,109	3,630,562
Summit Hotel Properties, Inc.	330,100	3,568,381
UDR, Inc.	99,003	3,398,773
Vornado Realty Trust	4,295	370,916
Weingarten Realty Investors	62,838	2,213,783
Welltower, Inc.	88,626	5,652,566
		119,242,961
Total Common Stock
(Cost $235,460,343)		242,761,550
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.4% of net assets
Time Deposits 0.4%
Brown Brothers Harriman
Hong Kong Dollar
0.01%, 03/01/16	176,556	22,699
National Australia Bank
Australian Dollar
0.98%, 03/01/16	402,965	287,616
Sumitomo Mitsui Banking Corp.
US Dollar
0.15%, 03/01/16	572,516	572,516
Total Short-Term Investments
(Cost $882,831)		882,831

End of Investments.

At 02/29/16, the tax basis cost of the fund's investments was $240,654,662 and the unrealized appreciation and depreciation were $18,450,996 and ($15,461,277), respectively, with a net unrealized appreciation of $2,989,719.
As of 02/29/16, the values of certain foreign securities held by the fund aggregating $114,326,554 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the Board of Trustees. (See financial note 2(a) for additional information).
*	Non-income producing security.

12    See financial notes

Schwab Global Real Estate Fund
Portfolio Holdings continued
CVA —	Dutch Certificate
Reg'd —	Registered
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund's investments as of February 29, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$127,484,532	$—	$—	$127,484,532
Australia [1]	—	12,431,295	—	12,431,295
Austria [1]	—	2,077,375	—	2,077,375
Belgium [1]	—	615,697	—	615,697
China [1]	—	4,691,613	—	4,691,613
Finland [1]	—	1,371,785	—	1,371,785
France [1]	—	3,316,482	—	3,316,482
Germany [1]	—	2,859,364	—	2,859,364
Hong Kong[1]	—	18,567,450	—	18,567,450
India [1]	—	236,097	—	236,097
Indonesia [1]	—	1,462,148	—	1,462,148
Italy [1]	—	1,903,440	—	1,903,440
Japan [1]	—	25,731,231	—	25,731,231
Netherlands [1]	—	1,264,237	—	1,264,237
Philippines [1]	—	692,143	—	692,143
Singapore [1]	—	10,280,626	—	10,280,626
South Africa[1]	—	463,626	—	463,626
Sweden [1]	—	2,732,317	—	2,732,317
Switzerland [1]	—	3,079,258	—	3,079,258
Turkey [1]	—	1,509,662	—	1,509,662
United Arab Emirates[1]	—	2,292,968	—	2,292,968
United Kingdom
Consumer Durables & Apparel	—	4,494,013	—	4,494,013
Real Estate	950,464	12,253,727	—	13,204,191
Short-Term Investments[1]	—	882,831	—	882,831
Total	$128,434,996	$115,209,385	$—	$243,644,381
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 29, 2016.
See financial notes    13

Schwab Global Real Estate Fund
Statement of
Assets and Liabilities
As of February 29, 2016
Assets
Investments, at value (cost $236,343,174)		$243,644,381
Foreign currency, at value (cost $98,458)		102,105
Deposit with broker for futures contracts		165,600
Receivables:
Dividends		170,445
Fund shares sold		80,125
Foreign tax reclaims		24,389
Prepaid expenses	+	14,875
Total assets		244,201,920
Liabilities
Payables:
Investment adviser and administrator fees		34,811
Shareholder service fees		11,474
Fund shares redeemed		159,172
Accrued expenses	+	68,995
Total liabilities		274,452
Net Assets
Total assets		244,201,920
Total liabilities	–	274,452
Net assets		$243,927,468
Net Assets by Source
Capital received from investors		339,989,539
Distributions in excess of net investment income		(531,874)
Net realized capital losses		(102,837,817)
Net unrealized capital appreciation		7,307,620

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$243,927,468		36,176,442		$6.74

14    See financial notes

Schwab Global Real Estate Fund
Statement of
Operations
For the period March 1, 2015 through February 29, 2016
Investment Income
Dividends (net of foreign withholding tax of $370,632)		$7,553,131
Interest	+	687
Total investment income		7,553,818
Expenses
Investment adviser and administrator fees		1,973,882
Shareholder service fees		634,681
Professional fees		81,988
Portfolio accounting fees		67,055
Custodian fees		60,312
Shareholder reports		34,184
Transfer agent fees		24,289
Proxy fees		11,577
Independent trustees' fees		11,279
Registration fees		7,106
Interest expense		395
Other expenses	+	14,618
Total expenses		2,921,366
Expense reduction by CSIM and its affiliates	–	217,737
Net expenses	–	2,703,629
Net investment income		4,850,189
Realized and Unrealized Gains (Losses)
Net realized gains on investments		5,506,056
Net realized losses on futures contracts		(52,901)
Net realized losses on foreign currency transactions	+	(217,290)
Net realized gains		5,235,865
Net change in unrealized appreciation (depreciation) on investments (net of change in foreign capital gain tax of $15,011)		(26,028,125)
Net change in unrealized appreciation (depreciation) on futures contracts		(108,343)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	43,159
Net change in unrealized appreciation (depreciation)	+	(26,093,309)
Net realized and unrealized losses		(20,857,444)
Decrease in net assets resulting from operations		($16,007,255)
See financial notes    15

Schwab Global Real Estate Fund
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	3/1/15-2/29/16		3/1/14-2/28/15
Net investment income		$4,850,189	$7,827,907
Net realized gains		5,235,865	14,491,386
Net change in unrealized appreciation (depreciation)	+	(26,093,309)	11,693,001
Increase (decrease) in net assets from operations		(16,007,255)	34,012,294
Distributions to Shareholders
Distributions from net investment income		($7,738,937)	($12,033,831)

Transactions in Fund Shares
		3/1/15-2/29/16		3/1/14-2/28/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,391,916	$30,859,414	6,699,245	$47,560,048
Shares reinvested		908,724	6,441,563	1,461,063	10,027,824
Shares redeemed	+	(5,505,700)	(38,322,145)	(6,802,377)	(48,252,236)
Net transactions in fund shares		(205,060)	($1,021,168)	1,357,931	$9,335,636
Shares Outstanding and Net Assets
		3/1/15-2/29/16		3/1/14-2/28/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		36,381,502	$268,694,828	35,023,571	$237,380,729
Total increase or decrease	+	(205,060)	(24,767,360)	1,357,931	31,314,099
End of period		36,176,442	$243,927,468	36,381,502	$268,694,828
Distributions in excess of net investment income			($531,874)		($2,458,069)
16    See financial notes

Schwab Global Real Estate Fund
Financial Notes
1. Business Structure of the Fund:
Schwab Global Real Estate Fund is a series of Schwab Investments (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
Schwab Investments (organized October 26, 1990)	Schwab GNMA Fund™
Schwab Global Real Estate Fund	Schwab ® Treasury Inflation Protected Securities Index Fund
Schwab Short-Term Bond Market Fund™	Schwab Tax-Free Bond Fund™
Schwab Intermediate-Term Bond Fund™	Schwab California Tax-Free Bond Fund™
Schwab Total Bond Market Fund™	Schwab 1000 Index® Fund

Schwab Global Real Estate Fund offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the fund's Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.

Schwab Global Real Estate Fund
Financial Notes (continued)
2. Significant Accounting Policies (continued):
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•  Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•  Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund's results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Schwab Global Real Estate Fund
Financial Notes (continued)
2. Significant Accounting Policies (continued):
The levels associated with valuing the fund's investments as of February 29, 2016 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Real Estate Investment Trusts: The fund may own shares of real estate investment trusts (REITs) which report information on the source of their distributions annually. Certain distributions received from U.S. REITs during the year, which are known to be a return of capital or realized gains, are recorded as a reduction to the cost of the individual U.S. REITs or realized gains on investments, respectively.
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a passive foreign investment company (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

Schwab Global Real Estate Fund
Financial Notes (continued)
2. Significant Accounting Policies (continued):
(e) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The fund generally makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of February 29, 2016, if any, are reflected in the fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund's prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Small- and Mid-Cap Risk. Even larger REITs and other real estate companies may be small- to medium-sized companies in relation to the equity markets as a whole. Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when small- and mid-cap stocks fall behind other types of investments—bonds or large-cap stocks, for instance—the fund’s small- and mid-cap holdings could reduce performance.

Schwab Global Real Estate Fund
Financial Notes (continued)
3. Risk Factors (continued):
Real Estate Investment Risk. The fund has a policy of concentrating its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and cash flows and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund's investments, and could impair the fund's ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets.
Geographic Risk. To the extent the fund's investments in a single country or a limited number of countries represent a large percentage of the fund's assets, the fund assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.
Convertible Securities Risk. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.
Derivatives Risk. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Leverage Risk. Certain fund transactions, such as derivatives, short sales and reverse repurchase agreements, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Schwab Global Real Estate Fund
Financial Notes (continued)
3. Risk Factors (continued):
Management Risk. As an actively managed mutual fund, the fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.
ETF Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio securities.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.
4. Affiliates and Affiliated Transactions:
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee equal to 0.77% of the fund’s average daily net assets.
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. Schwab serves as the fund's paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the fund to Schwab in its capacity as the fund's paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.
Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the fund). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation) to 1.05%.

Schwab Global Real Estate Fund
Financial Notes (continued)
4. Affiliates and Affiliated Transactions (continued):
Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentage of shares of the fund that are owned by other Schwab funds as of February 29, 2016:
Schwab Target Funds:
Schwab Target 2010 Fund	0.5%
Schwab Target 2015 Fund	1.0%
Schwab Target 2020 Fund	5.9%
Schwab Target 2025 Fund	5.6%
Schwab Target 2030 Fund	11.7%
Schwab Target 2035 Fund	5.6%
Schwab Target 2040 Fund	14.3%
Schwab Target 2045 Fund	1.3%
Schwab Target 2050 Fund	1.1%
Schwab Target 2055 Fund	0.6%
Schwab Monthly Income Funds:
Schwab Monthly Income Fund — Moderate Payout	1.4%
Schwab Monthly Income Fund — Enhanced Payout	2.0%
Schwab Monthly Income Fund — Maximum Payout	0.6%
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.
5. Board of Trustees:
At a Special Meeting of Shareholders on December 11, 2015, twelve individuals were elected to serve as trustees of all trusts constituting the Schwab Funds, Laudus Funds and Schwab ETFs effective January 1, 2016. The twelve individuals elected to the Board of Trustees consist of the former Schwab Funds and Laudus Funds trustees, the former Schwab ETFs trustees and three new nominees. The trustees believe that combining the composition of the Board of Trustees and adding the new nominees will further align oversight of the Schwab Funds, Laudus Funds and Schwab ETFs, among other benefits.
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.
6. Borrowing from Banks:
Prior to October 8, 2015, the fund had access to a committed line of credit of $150 million with State Street Bank and Trust Company (State Street), an uncommitted line of credit of $100 million with Bank of America, N.A., and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund paid an annual fee to State Street for the committed line of credit. Effective October 8, 2015, the previous lines of credit were terminated and the fund became a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), with State Street as agent, which matures on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, the fund pays a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. There were no borrowings from any of the lines of credit during the period.

Schwab Global Real Estate Fund
Financial Notes (continued)
6. Borrowing from Banks (continued):
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
7. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The fair value and variation margin for futures contracts held at February 29, 2016 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended February 29, 2016, the month-end average contract values of futures contracts held by the fund was $1,433,941 and the month-end average number of contracts held was 14.
8. Purchases and Sales/Maturities of Investment Securities:
For the period ended February 29, 2016, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales/Maturities of Securities
$235,382,417	$230,869,603
9. Redemption Fee:
The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:
Current Period (3/1/15-2/29/16)	Prior Period (3/1/14-2/28/15)
$6,434	$1,710
10. Federal Income Taxes:
As of February 29, 2016, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$2,171,804
Undistributed long-term capital gains	—
Unrealized appreciation on investments	18,450,996
Unrealized depreciation on investments	(15,461,277)
Other unrealized appreciation (depreciation)	6,413
Net unrealized appreciation (depreciation)	$2,996,132
The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales and PFICs.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 29, 2016, the fund had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:
Expiration Date
February 28, 2017	$40,944,966
February 28, 2018	60,285,041
Total	$101,230,007

Schwab Global Real Estate Fund
Financial Notes (continued)
10. Federal Income Taxes (continued):
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended February 29, 2016, the fund had no capital losses deferred and had capital loss carryforwards utilized in the amount of $1,252,660.
The tax-basis components of distributions paid during the current and prior fiscal years were as follows:
Current period distributions
Ordinary income	$7,738,937
Long-term capital gains	—
Return of capital	—
Prior period distributions
Ordinary income	$12,033,831
Long-term capital gains	—
Return of capital	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of February 29, 2016, the fund made the following reclassifications:
Capital shares	$—
Undistributed net investment income	4,814,943
Net realized capital gains (losses)	(4,814,943)
As of February 29, 2016, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 29, 2016, the fund did not incur any interest or penalties.
11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Schwab Global Real Estate Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Global Real Estate Fund (one of the funds constituting Schwab Investments, hereafter referred to as the “Fund”) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
April 15, 2016

Other Federal Tax Information (unaudited)
For the period ended February 29, 2016, the fund designated $1,248,867 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2017 via IRS form 1099 of the amounts for use in preparing their 2016 income tax return.
The fund may elect to pass on the benefits of the foreign tax credit of $319,909 to its shareholders for the period ended February 29, 2016. The respective foreign source income of the fund is $4,605,752.

Shareholder Vote Results (Unaudited)
A Special Meeting of Shareholders of Schwab Investments (the “Trust”) was held on December 11, 2015, for the purpose of seeking shareholder approval to elect the following individuals as trustees of the Trust: Walter W. Bettinger II, Marie A. Chandoha, Joseph R. Martinetto, Robert W. Burns, John F. Cogan, Stephen T. Kochis, David L. Mahoney, Kiran M. Patel, Kimberly S. Patmore, Charles A. Ruffel, Gerald B. Smith, and Joseph H. Wender. The number of votes necessary to conduct the Special Meeting and approve the proposal was obtained. The results of the shareholder vote are listed below:
Proposal – To elect each of the following individuals as trustees of the Trust:	For	Withheld
Walter W. Bettinger II	455,044,237.249	36,419,955.557
Marie A. Chandoha	477,959,152.412	13,505,040.394
Joseph R. Martinetto	477,030,357.012	14,433,835.794
Robert W. Burns	477,007,412.045	14,456,780.761
John F. Cogan	474,418,782.095	17,045,410.711
Stephen T. Kochis	475,828,281.753	15,635,911.053
David L. Mahoney	475,556,592.663	15,907,600.143
Kiran M. Patel	475,521,368.945	15,942,823.861
Kimberly S. Patmore	477,086,785.812	14,377,406.994
Charles A. Ruffel	476,771,942.158	14,692,250.648
Gerald B. Smith	474,861,961.806	16,602,231.000
Joseph H. Wender	474,877,465.494	16,586,727.312

Trustees and Officers
The tables below give information about the trustees and officers of Schwab Investments, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 96 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	96	Director, PS Business Parks, Inc. (2005 – 2012).
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	96	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	96	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	96	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	96	Director, KLA-Tencor Corporation (2008 – present)

Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	96	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	96	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust and Laudus Institutional Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	96	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	96	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); and Director, Schwab Holdings, Inc. (May 2008 – present).	96	Director, The Charles Schwab Corporation (2008 – present)

Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	96	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer, Schwab Holdings, Inc. (May 2007 – present).	96	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).

Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust and Laudus Institutional Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
Dow Jones U.S. Select REIT Index  A float-adjusted market capitalization weighted index comprised of real estate investment trusts (REITs).
earnings growth rate  For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.
earnings per share (EPS)  A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA/NAREIT Global Index  An index that is designed to provide a diverse representation of publicly traded equity REITs and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index constituents are from developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not residents in the same country as the remitting company and who do not benefit from double taxation treaties. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index  A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
real estate operating companies (REOC)  Real estate companies that engage in the development, management or financing of real estate.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
S&P 500 Index  A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•  APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•  when we use other companies to provide services for us, such as printing and mailing your account statements;
•  when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2016 Schwab Funds. All rights reserved.

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.
Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.csimfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.
The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Financial Services Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack All Equity Portfolio™
Schwab MarketTrack Growth Portfolio™
Schwab MarketTrack Balanced Portfolio™
Schwab MarketTrack Conservative Portfolio™
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout
Bond Funds
Schwab Short-Term Bond Market Fund™
Schwab Intermediate-Term Bond Fund™
Schwab Total Bond Market Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.
[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although many seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-800-435-4000
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2016 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR41206-08
00162644

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Robert W. Burns and Kimberly S. Patmore, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Mr. Burns and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of nine series. One series has a fiscal year-end of February 28, whose annual financial statements are reported in Item 1; seven series have a fiscal year-end of August 31; and one series has a fiscal year-end of October 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the nine series, based on their respective 2015/2016 and 2014/2015 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2015/2016	Fiscal Year 2014/2015	Fiscal Year 2015/2016	Fiscal Year 2014/2015	Fiscal Year 2015/2016	Fiscal Year 2014/2015	Fiscal Year 2015/2016	Fiscal Year 2014/2015
$450,993	$347,028	$0	$0	$23,979	$23,279	$3,041	$1,082

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]	The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e) (1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2015/2016: $27,020	2014/2015: $24,361

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s chief executive officer and principal financial officer have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached

	(2)	Separate certifications for Registrant’s chief executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”), are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s chief executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments – Schwab Global Real Estate Fund

By:	/s/ Marie Chandoha

Marie Chandoha
Chief Executive Officer

Date:	4/12/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	4/12/16

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date:	4/5/16